UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4757

Smith Barney Sector Series Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Legg Mason & Co. LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Sector Series Inc. Smith Barney Financial Services Fund
A N N UA L R E P O RT

OCTOBER 31, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Sector Series Inc. Smith Barney Financial Services Fund

           Annual Report • October 31, 2005

What’s
Inside

Fund's Objective *
The Fund seeks long-term
capital appreciation by investing
primarily in common stocks.
The Fund invests at least 80% of
its assets in securities of compa-
nies principally engaged in
providing financial services to
consumers and industries. These
companies may include, for
example, commercial banks,
savings and loan associations,
broker-dealers, investment banks,
investment advisers, insurance
companies, real estate-related
companies, leasing companies,
and consumer and industrial
finance companies.

Letter from the Chairman	1

Manager Overview	4

Fund at a Glance	7

Fund Expenses	8

Fund Performance	10

Historical Performance	11

Schedule of Investments	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	29

Board Approval of Management Agreement
and Sub-Advisory Agreement	30

Additional Information	37

Important Tax Information	40

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

*	Since the Fund focuses its investments on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00% . This represents the longest sustained Fed tightening cycle since 1976-1979.

     During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72% . Generally positive economic news, relatively benign core inflation and strong corporate profits supported the market during much of the period.

     Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indices returning 18.09%, 10.47% and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and the Russell 3000 Growthix Indices returning 11.96% and 8.99%, respectively.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Smith Barney Sector Series Inc.      1

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2005

2      Smith Barney Sector Series Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Sector Series Inc.      3

Manager Overview

Q.     What were the overall market conditions during the Fund’s reporting period?

A.     The financial sector performed in line with the broader market from November 2004 through February 2005 and then underperformed. This was largely due to rising bond yields. Over the fiscal year, the strongest performing industries in the sector were investment banks and asset management firms. In addition, insurance brokerage companies rebounded following the resolution of regulatory issues. Property and casualty companies performed well amid expectations of higher returns following losses from the hurricane season. In contrast, the worst performing industries were thrifts and mortgage finance, consumer finance and commercial banks. Weaknesses in these industries were a result of higher interest rates that reduced mortgage refinance activity, increased consumer credit losses and the impact of a flatter yield curve on bank profit margins.

Performance Review

For the 12 months ended October 31, 2005, Class A shares of the Smith Barney Sector Series Inc. – Smith Barney Financial Services Fund, excluding sales charges, returned 11.34% . These shares outperformed the Fund’s unmanaged benchmarks, the Russell 3000 Indexi and the Goldman Sachs Financials Indexii, which returned 10.60% and 10.26%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 increased 8.95% over the same time frame.

Performance Snapshot as of October 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Financial Services Fund—Class A Shares	11.49%	11.34%

Russell 3000 Index	6.67%	10.60%

Goldman Sachs Financials Index	9.48%	10.26%

Lipper Financial Services Funds Category Average	7.97%	8.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers for Class A and Class B shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance for Class A and Class B shares would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 11.09% and Class C shares returned 11.09% over the six months ended October 31, 2005. Excluding sales charges, Class B shares returned 10.56% and Class C shares returned 10.57% over the twelve months ended October 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 119 funds for the 6-month period and among the 119 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 119 funds in the Fund’s Lipper category, and excluding sales charges.

4      Smith Barney Sector Series Inc. 2005 Annual Report

Q.     What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.      The largest contributors to the Fund’s performance over the year were its insurance- related holdings: Aon Corp., Hartford, and MetLife Inc. Aon emerged from New York Attorney General Elliot Spitzer’s investigations regarding fraudulent commission practices relatively well and it subsequently demonstrated improving operating margins and market share. Hartford and Metlife continued to benefit from a favorable market environment for their products and, in the case of the latter, earnings accretion from the purchase of Travelers Life & Annuity. Other leading contributors to results included Alliance Capital Management Holding LP, which benefited from net investment inflows to i ts international equity products and MBNA Corp., following an offer by Bank of America to purchase the company. In addition, PNC Financial Services Group Inc. performed well, as it recovered from a depressed valuation, given resolution of regulatory investigations and expected improvements in its operating efficiency.

What were the leading detractors from performance?

A.      The Fund’s holdings in government sponsored enterprises (GSEs) Fannie Mae and Freddie Mac detracted from performance. This was due to continued investigations into their accounting restatements, discussions of a GSE bill that may curb the firms’ portfolio growth, an appointment of a new oversight regulator, and a yield curve environment that made portfolio growth unattractive. The Fund’s holding in title insurance company PMI Group Inc. suffered from rising credit costs and the loss of market share to commercial banks. Bank of New York also was a drag on performance as it failed to exhibit positive operating leverage in a reasonable and sound operating environment.

Q.     Were there any significant changes to the Fund during the reporting period?

A.      We made a number of changes to the Fund’s portfolio based on our analysts’ views of relative valuation attractiveness and new investment opportunities. For example, we sold out of the Fund’s holdings in Fifth Third Bancorp, Zions Bancorporation, MetLife Inc., First American Financial, Mellon Financial Corp, and Lehman Brothers. In contrast, we made new purchases or additions to the following stocks: PNC Financial Services Group, PMI Group Inc., MBNA Corp., CIT Group, JP Morgan Chase & Co., Morgan Stanley, and MBIA Inc.

          Thank you for your investment in the Smith Barney Sector Series Inc. – Smith Barney Financial Services Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Portfolio Management Team
Citigroup Asset Management Limited

December 1, 2005

Smith Barney Sector Series Inc. 2005 Annual Report      5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (10.0%), AON Corp. (6.1%), Bank of New York Co. Inc. (5.6%) . PMI Group Inc. (5.4%), Nationwide Financial Services Inc. (5.3%), PNC Financial Services Group Inc. (5.3%), JPMorgan Chase & Co. (5.0%), Morgan Stanley (4.9%), Comerica Inc. (4.9%) and Freddie Mac (4.7%) . Please refer to pages 12 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Commercial Banks (26.2%), Insurance (25.7%), Capital Markets (14.5%), Thrifts & Mortgage Finance (13.8%) and Diversified Financial Services (12.1%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

ii	The Goldman Sachs Financials Index is an unmanaged market-value weighted index comprised of companies in the banking ser- vices, brokerage, asset management, insurance and real estate industries.

6      Smith Barney Sector Series Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Smith Barney Sector Series Inc. 2005 Annual Report      7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	11.49%	$1,000.00	$1,114.90	1.50%	$ 8.00

Class B	11.09	1,000.00	1,110.90	2.25	11.97

Class C	11.09	1,000.00	1,110.90	2.21	11.76

(1)	For the six months ended October 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half- year, then divided by 365.

8      Smith Barney Sector Series Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,017.64	1.50%	$ 7.63

Class B	5.00	1,000.00	1,013.86	2.25	11.42

Class C	5.00	1,000.00	1,014.06	2.21	11.22

(1)	For the six months ended October 31, 2005.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half- year, then divided by 365.

Smith Barney Sector Series Inc. 2005 Annual Report      9

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	11.34%	10.56%	10.57%

Five Years Ended 10/31/05	5.15	4.38	4.37

Inception* through 10/31/05	10.82	10.01	10.01

	With Sales Charges(3)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	5.78%	5.57%	9.58%

Five Years Ended 10/31/05	4.07	4.21	4.37

Inception* through 10/31/05	9.83	10.01	10.01

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 10/31/05)	79.17%

Class B (Inception* through 10/31/05)	71.81

Class C (Inception* through 10/31/05)	71.79

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B and C shares is February 28, 2000.

10      Smith Barney Sector Series Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Financial
Services Fund vs. Goldman Sachs Financials Index and Russell 3000 Index†
(February 2000 — October 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Sector Series Inc. 2005 Annual Report      11

Schedule of Investments (October 31, 2005)

SMITH BARNEY FINANCIAL SERVICES FUND

Shares	Security	Value

COMMON STOCKS — 100.0%
Capital Markets — 14.5%
101,854	Bank of New York Co. Inc.	$3,187,011
6,216	Bear Stearns Cos. Inc.	657,653
13,003	Goldman Sachs Group Inc.	1,643,189
51,697	Morgan Stanley	2,812,834

	Total Capital Markets	8,300,687

Commercial Banks — 26.2%
130,521	Bank of America Corp.	5,708,988
48,631	Comerica Inc.	2,809,899
49,791	PNC Financial Services Group Inc.	3,022,812
25,360	UnionBanCal Corp.	1,736,653
28,093	Wells Fargo & Co.	1,691,199

	Total Commercial Banks	14,969,551

Consumer Finance — 4.2%
93,777	MBNA Corp.	2,397,878

Diversified Financial Services — 12.1%
37,754	Alliance Capital Management Holding LP	1,998,319
45,886	CIT Group Inc.	2,098,367
77,519	JPMorgan Chase & Co.	2,838,746

	Total Diversified Financial Services	6,935,432

Insurance — 25.7%
34,588	Allstate Corp.	1,825,901
102,518	Aon Corp.	3,470,234
9,160	Chubb Corp.	851,605
43,148	Cincinnati Financial Corp.	1,835,947
26,938	Hartford Financial Services Group Inc.	2,148,306
27,051	MBIA Inc.	1,575,450
74,946	Nationwide Financial Services Inc., Class A Shares	3,027,069

	Total Insurance	14,734,512

Real Estate — 3.5%
12,600	Archstone-Smith Trust	511,182
12,700	Equity Office Properties Trust	391,160
16,400	Health Care Property Investors Inc.	417,380
9,300	Simon Property Group Inc.	666,066

	Total Real Estate	1,985,788

See Notes to Financial Statements.

12      Smith Barney Sector Series Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 13.8%
44,613	Fannie Mae	$2,120,010
43,691	Freddie Mac	2,680,443
77,812	PMI Group Inc.	3,103,142

	Total Thrifts & Mortgage Finance	7,903,595

	TOTAL INVESTMENTS — 100.0% (Cost — $51,359,816#)	57,227,443
	Liabilities in Excess of Other Assets — 0.0%	(12,457)

	TOTAL NET ASSETS — 100.0%	$57,214,986

# Aggregate cost for federal income tax purposes is $51,480,974.

See Notes to Financial Statements.

Smith Barney Sector Series Inc. 2005 Annual Report      13

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $51,359,816)	$57,227,443
Cash	74,659
Dividends and interest receivable	53,974
Receivable for Fund shares sold	19,842
Prepaid expenses	5,680

Total Assets	57,381,598

LIABILITIES:
Transfer agent fees payable	40,933
Management fee payable	39,618
Distribution fees payable	12,989
Payable for Fund shares repurchased	9,314
Directors’ fees payable	3,055
Accrued expenses	60,703

Total Liabilities	166,612

Total Net Assets	$57,214,986

NET ASSETS:
Par value (Note 6)	$3,561
Paid-in capital in excess of par value	47,019,399
Undistributed net investment income	207,103
Accumulated net realized gain on investments	4,117,296
Net unrealized appreciation on investments	5,867,627

Total Net Assets	$57,214,986

Shares Outstanding:
Class A	1,057,722

Class B	1,636,155

Class C	866,682

Net Asset Value:
Class A (and redemption price)	$16.40

Class B*	$15.93

Class C*	$15.93

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.26

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14      Smith Barney Sector Series Inc. 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Dividends	$1,591,396
Interest	2,696

Total Investment Income	1,594,092

EXPENSES:
Management fee (Note 2)	475,227
Distribution fees (Notes 2 and 4)	467,065
Transfer agent fees (Notes 2 and 4)	122,474
Shareholder reports (Note 4)	50,808
Registration fees	40,235
Legal fees	20,870
Audit and tax	17,161
Custody fees	15,819
Insurance	5,888
Directors’ fees	4,661
Miscellaneous expenses	6,590

Total Expenses	1,226,798
Less: Expense Reimbursement (Note 2)	(22,036)

Net Expenses	1,204,762

Net Investment Income	389,330

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	4,446,251
Change in Net Unrealized Appreciation/Depreciation From Investments	1,301,517

Net Gain on Investments	5,747,768

Increase in Net Assets From Operations	$6,137,098

See Notes to Financial Statements.

Smith Barney Sector Series Inc. 2005 Annual Report      15

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004

OPERATIONS:
Net investment income	$389,330	$296,133
Net realized gain	4,446,251	9,334,447
Change in net unrealized appreciation/depreciation	1,301,517	(2,835,314)

Increase in Net Assets From Operations	6,137,098	6,795,266

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(359,803)	(250,094)
Net realized gains	(5,934,141)	—

Decrease in Net Assets From Distributions to Shareholders	(6,293,944)	(250,094)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	6,025,489	5,776,092
Reinvestment of distributions	5,982,782	235,772
Cost of shares repurchased	(16,458,218)	(19,455,974)

Decrease in Net Assets From Fund Share Transactions	(4,449,947)	(13,444,110)

Decrease in Net Assets	(4,606,793)	(6,898,938)
NET ASSETS:
Beginning of year	61,821,779	68,720,717

End of year*	$57,214,986	$61,821,779

*Includes undistributed net investment income of:	$207,103	$195,722

See Notes to Financial Statements.

16      Smith Barney Sector Series Inc. 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$16.37	$14.81	$12.46	$13.87	$15.89

Income (Loss) From Operations:
Net investment income	0.18	0.16	0.11	0.05	0.06
Net realized and unrealized gain (loss)	1.59	1.53	2.49	(0.70)	(1.55)

Total Income (Loss) From Operations	1.77	1.69	2.60	(0.65)	(1.49)

Less Distributions From:
Net investment income	(0.18)	(0.13)	—	—	(0.06)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.74)	(0.13)	(0.25)	(0.76)	(0.53)

Net Asset Value, End of Year	$16.40	$16.37	$14.81	$12.46	$13.87

Total Return(2)	11.34%	11.49%	21.33%	(5.35)%	(9.83)%

Net Assets, End of Year (000s)	$17,350	$16,367	$16,524	$15,105	$16,050

Ratios to Average Net Assets:
Gross expenses	1.58%	1.45%	1.31%	1.49%	1.53%
Net expenses(3)	1.50 (4)	1.41 (4)	1.31	1.49	1.50 (4)
Net investment income	1.18	1.02	0.86	0.35	0.39

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 1.50%.

(4)	The investment manager voluntarily waived a portion of its fees or reimbursed certain expenses.

See Notes to Financial Statements.

Smith Barney Sector Series Inc. 2005 Annual Report      17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$15.94	$14.43	$12.24	$13.73	$15.81

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	0.01	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.54	1.50	2.43	(0.67)	(1.55)

Total Income (Loss) From Operations	1.61	1.54	2.44	(0.73)	(1.60)

Less Distributions From:
Net investment income	(0.06)	(0.03)	—	—	(0.01)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.62)	(0.03)	(0.25)	(0.76)	(0.48)

Net Asset Value, End of Year	$15.93	$15.94	$14.43	$12.24	$13.73

Total Return(2)	10.56%	10.70%	20.39%	(6.02)%	(10.54)%

Net Assets, End of Year (000s)	$26,057	$29,111	$31,602	$28,933	$33,649

Ratios to Average Net Assets:
Gross expenses	2.28%	2.19%	2.06%	2.24%	2.28%
Net expenses(3)	2.25 (4)	2.16 (4)	2.06	2.24	2.25 (4)
Net investment income (loss)	0.43	0.26	0.11	(0.40)	(0.36)

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the Fund will not exceed 2.25%.

(4)	The investment manager voluntarily waived a portion of its fees or reimbursed certain expenses.

See Notes to Financial Statements.

18      Smith Barney Sector Series Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class C Shares(1)	2005 (2)	2004 (2)	2003 (2)	2002 (2)	2001

Net Asset Value, Beginning of Year	$15.94	$14.44	$12.24	$13.73	$15.81

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	0.01	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.54	1.49	2.44	(0.67)	(1.55)

Total Income (Loss) From Operations	1.61	1.53	2.45	(0.73)	(1.60)

Less Distributions From:
Net investment income	(0.06)	(0.03)	—	—	(0.01)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.62)	(0.03)	(0.25)	(0.76)	(0.48)

Net Asset Value, End of Year	$15.93	$15.94	$14.44	$12.24	$13.73

Total Return(3)	10.57%	10.61%	20.48%	(6.02)%	(10.55)%

Net Assets, End of Year (000s)	$13,808	$16,344	$20,595	$21,158	$29,187

Ratios to Average Net Assets:
Gross expenses	2.22%	2.19%	2.07%	2.24%	2.29%
Net expenses(4)	2.22	2.16 (5)	2.07	2.24	2.25 (5)
Net investment income (loss)	0.47	0.25	0.11	(0.41)	(0.36)

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 2.25%.

(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Sector Series Inc. 2005 Annual Report      19

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Smith Barney Financial Services Fund (the “Fund”), is a separate investment fund of the Smith Barney Sector Series Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a)   Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b)   Concentration Risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

     (c)   Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (d)   REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

20      Smith Barney Sector Series Inc. 2005 Annual Report

Notes to Financial Statements (continued)

     (e)   Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f)   Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (g)   Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (h)   Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed
	Net Investment	Accumulated Net
	Income	Realized Gain

(a)	$(18,146)	$18,146

(a) Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

2.  Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. SBFM has entered into a sub-advisory agreement with Citigroup Asset Management Ltd. (“CAM Ltd.”), an affiliate of SBFM. Pursuant to the sub-advisory agreement, CAM Ltd. is responsible for the day-today portfolio operations and investment decisions and is compensated by SBFM for such services at an annual rate of 0.50% of the Fund’s average daily net assets.

     During the year ended October 31, 2005, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.50%, 2.25% and 2.25%, respectively. These expense limitations can be terminated at any time by SBFM. During the year ended October 31, 2005, SBFM voluntarily reimbursed the Fund for certain expenses in the amount of $22,036.

     Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2005, the Fund paid trans-

Smith Barney Sector Series Inc. 2005 Annual Report      21

Notes to Financial Statements (continued)

fer agent fees of $53,882 to CTB. In addition, for the year ended October 31, 2005, the Fund also paid $3,990 to other Citigroup affiliates for shareholder recordkeeping services.

     Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

     There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the year ended October 31, 2005, CGM and its affiliates received sales charges of approximately $133,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$49,000	$1,000

     The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

     As of October 31, 2005, the Fund has accrued $341 as deferred compensation.

     Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.   Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,453,787

Sales	27,784,896

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,282,530
Gross unrealized depreciation	(1,536,061)

Net unrealized appreciation	$5,746,469

22      Smith Barney Sector Series Inc. 2005 Annual Report

Notes to Financial Statements (continued)

4.   Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$42,323	$275,221	$149,521

For the year ended October 31, 2005, total Transfer Agent fees were as follows:
	Class A	Class B	Class C

Transfer Agent Fees	$42,210	$57,249	$23,015

For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:
	Class A	Class B	Class C

Shareholder Reports Expenses	$15,593	$23,742	$11,473

5.   Distributions to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

Class A
Net investment income	$181,726	$141,577
Net realized gains	1,580,917	—

Total	$1,762,643	$141,577

Class B
Net investment income	$113,737	$68,391
Net realized gains	2,803,910	—

Total	$2,917,647	$68,391

Class C*
Net investment income	$64,340	$40,126
Net realized gains	1,549,314	—

Total	$1,613,654	$40,126

* On April 29, 2004, Class L shares were renamed as Class C shares.

6.   Capital Shares

At October 31, 2005, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Smith Barney Sector Series Inc. 2005 Annual Report      23

Notes to Financial Statements (continued)

     Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	235,715	$3,671,305	208,169	$3,288,659
Shares issued on reinvestment	111,952	1,725,174	8,740	134,510
Shares repurchased	(290,064)	(4,500,791)	(332,675)	(5,196,196)

Net Increase (Decrease)	57,603	$895,688	(115,766)	$(1,773,027)

Class B
Shares sold	112,422	$1,713,821	126,464	$1,945,979
Shares issued on reinvestment	181,083	2,727,121	4,212	63,517
Shares repurchased	(484,066)	(7,336,920)	(493,336)	(7,574,129)

Net Decrease	(190,561)	(2,895,978)	(362,660)	$(5,564,633)

Class C*
Shares sold	43,839	$640,363	35,251	$541,454
Shares issued on reinvestment	101,559	1,530,487	2,503	37,745
Shares repurchased	(304,104)	(4,620,507)	(439,032)	(6,685,649)

Net Decrease	(158,706)	(2,449,657)	(401,278)	$(6,106,450)

* On April 29, 2004, Class L shares were renamed as Class C shares.

7.  Income Tax Information and Distributions to Shareholders

     Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Short-Term	Long-Term
Payable Date	Capital Gains	Capital Gains

12/8/2005
12/9/2005	$0.027039	$1.180208

     The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 was as follows:

	2005	2004

Distributions paid from:
Ordinary Income	$359,803	$250,094
Net Long-term Capital Gains	5,934,141	—

Total Taxable Distributions	$6,293,944	$250,094

Total Distributions Paid	$6,293,944	$250,094

     As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$302,031
Undistributed long-term capital gains – net	4,143,526

Total undistributed earnings	$4,445,557
Unrealized appreciation (a)	5,746,469

Total accumulated earnings – net	$10,192,026

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

24      Smith Barney Sector Series Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8.   Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a pro-

Smith Barney Sector Series Inc. 2005 Annual Report      25

Notes to Financial Statements (continued)

posal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

9.  Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

26      Smith Barney Sector Series Inc. 2005 Annual Report

Notes to Financial Statements (continued)

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

The Fund has received information concerning SBFM as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

11. Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason. As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     The Fund’s Board has appointed the Fund’s current distributors, CGM and PFS Investments Inc., as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg

Smith Barney Sector Series Inc. 2005 Annual Report      27

Notes to Financial Statements (continued)

Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

     Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

28      Smith Barney Sector Series Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Smith Barney Sector Series Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Financial Services Fund, a series of Smith Barney Sector Series Inc., as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Financial Services Fund as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2005

Smith Barney Sector Series Inc. 2005 Annual Report      29

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited)

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Citigroup Asset Management Ltd. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Sub-Adviser. The Independent Directors requested and received information from the Manager and Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-Adviser. This information was initially reviewed by a special committee of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board, Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, new Agreements permitting the Manager and Sub-Adviser to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreements and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager and Sub-Adviser under the respective Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board members also considered the Manager’s supervisory activities over the Sub-Adviser. The Board noted information received at regular meetings throughout the year related to

30      Smith Barney Sector Series Inc. 2005 Annual Report

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

the services rendered by the Manager and Sub-Adviser about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the investment management and other capabilities of the Manager and Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and Sub-Adviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreements by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information

Smith Barney Sector Series Inc. 2005 Annual Report      31

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “financial services funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed below the median for the three- and five-year periods, but performed better than the median for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the second quarter. The Board members then discussed with the Fund’s portfolio managers their portfolio management strategy and the performance results of the Fund. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of ten retail front-end load funds (including the Fund) classified as “financial services funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group.

     Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and

32      Smith Barney Sector Series Inc. 2005 Annual Report

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

     The Board noted that, because of the Fund’s asset size, consideration of economies of scale with respect to the Fund was premature. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in Fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Smith Barney Sector Series Inc. 2005 Annual Report      33

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management Ltd. (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement and subadvisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and a new subadvisory agreement between the Manager and Citigroup Asset Management Limited, the Fund’s sub-adviser (the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) and authorized the Fund’s officers to submit a New Management Agreement and new Sub-Advisory Agreement to shareholders for their approval.

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

     At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Sub-Advisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Sub-Advisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Sub-Advisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Sub-Advisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

34      Smith Barney Sector Series Inc. 2005 Annual Report

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

     (i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

     (ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

      (iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the manager or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

      (iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

      (v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

      (vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

      (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

     (viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

      (ix) the division of responsibilities between the Manager and the Subadviser and the services provided by each of them, and the cost to the Manager of obtaining those services;

      (x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

     (xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

      (xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

      (xiii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

Smith Barney Sector Series Inc. 2005 Annual Report      35

Board Approval of Management Agreement and
Sub-Advisory Agreement (unaudited) (continued)

     (xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

     (xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

     (xvi) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

     (xvii) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

     In their deliberations concerning the New Sub-Advisory Agreement, among other things, the Board Members considered:

     (i) the current responsibilities of the Sub-Adviser and the services currently provided by it;

      (ii) Legg Mason’s combination plans, as described above;

     (iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Sub-Adviser, including compliance services;

      (iv) the fact that the fees paid to the Sub-Adviser (which are paid by the Manager and not the Fund) will not increase by virtue of the New Sub-Advisory Agreement, but will remain the same;

     (v) the terms and conditions of the New Sub-Advisory Agreement, and, the benefits of a single, uniform form of agreement covering these services;

      (vi) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Sub-Advisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current sub-advisory agreement, and reached substantially the same conclusions.

     (vii) that the Fund would not bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement; and

     (viii) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

36      Smith Barney Sector Series Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Financial Services Fund (the “Fund”) are managed under the direction of the Board of Directors of Smith Barney Sector Series Inc. (“Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

				Number of	Other
		Term of	Principal	Portfolios In	Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen by	Held by
Birth Year	Fund	Time Served	5 Years	Director	Director

Non-Interested Directors:
Dwight B. Crane	Director	Since	Professor, Harvard Business	49	None
Harvard Business School		2000
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett	Director	Since	President of Dorsett McCabe	27	None
The Stratford #702		2000	Capital Management Inc.;
5601 Turtle Bay Drive			Chief Investment Officer
Naples, FL 34108			of Leeb Capital Management, Inc.
Birth Year: 1930			(Since 1999)

Elliot S. Jaffe	Director	Since	Chairman of The Dress Barn, Inc. 27		The Dress Barn, Inc.
The Dress Barn, Inc.		2000
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman	Director	Since	Attorney	55	None
Stephen E. Kaufman PC		2000
277 Park Avenue, 47th Floor
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.	Director	Since	Chief Executive Officer of	27	None
P.O. Box 5388		2000	Performance Learning
West Lebanon, NH 03784			Systems
Birth Year: 1932

Smith Barney Sector Series Inc. 2005 Annual Report      37

Additional Information (unaudited) (continued)

				Number of	Other
		Term of	Principal	Portfolios In	Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen by	Held by
Birth Year	Fund	Time Served	5 Years	Director	Director

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	171	None
Citigroup Asset	President and	2002	CAM; Chairman, President
Management (“CAM”)	Chief Executive		and Chief Executive Officer
399 Park Avenue,	Officer		of Smith Barney Fund
Mezzanine			Management LLC (“SBFM”),
New York, NY 10022			President and Chief Executive
Birth Year: 1951			Officer of certain mutual
funds associated with CAM
Formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to 2001)
and Smith Barney Growth and
Income Fund (from 1996 to
2000); Chairman, President
and Chief Executive Officer
of Travelers Investment
Adviser, Inc. (“TIA”) (from
2002 to 2005)
Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief
125 Broad Street,	and Chief		Administrative Officer of
11th Floor	Administrative		mutual funds associated with
New York, NY 10004	Officer		CAM; Chief Financial Officer
Birth Year: 1956			and Treasurer of certain
mutual funds associated with
CAM; Head of International
Funds Administration of CAM
(from 2001 to 2003); Director
of Global Funds to
Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration
of CAM (from 1998 to 2000)

Kaprel Ozsolak	Chief Financial	Since	Vice President of CAM;	N/A	N/A
CAM	Officer and	2004	Chief Financial Officer and
125 Broad Street	Treasurer		Treasurer of certain mutual
11th Floor			funds associated with CAM;
New York, NY 10004			Controller of certain mutual
Birth Year: 1965			funds associated with CAM
(from 2002 to 2004)

38      Smith Barney Sector Series Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other
		Term of	Principal	Portfolios In	Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen by	Held by
Birth Year	Fund	Time Served	5 Years	Director	Director

Andrew Beagley	Chief	Since	Chief Anti-Money Laundering	N/A	N/A
CAM	Anti-Money	2002	Compliance Officer and Chief
399 Park Avenue	Laundering		Compliance Officer of certain
4th Floor	Compliance		mutual funds associated with
New York, NY 10022	Officer		CAM; Managing Director of
Birth Year: 1962			CAM (since 2005); Director of
	Chief	Since	CAM (since 2000); Director of
	Compliance	2004	Compliance, North America,
	Officer		CAM (since 2000); Director of
Compliance, Europe, the Middle
East and Africa, CAM (from 1999
to 2000); Chief Compliance
Officer of SBFM and CFM;
Formerly Chief Compliance
Officer of TIA (from 2002
to 2005)

Steven Frank	Controller	Since	Vice President of CAM (since	N/A	N/A
CAM		2005	2002); Controller of certain
125 Broad Street			mutual funds associated with
11th Floor			CAM; Assistant Controller
New York, NY 10004			of CAM (from 2001 to 2005);
Birth Year: 1967			Accounting Manager of CAM
(from 1996 to 2001)

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and	2003	General Counsel of Global
300 First Stamford Place	Chief Legal		Mutual Funds for CAM and
4th Floor	Officer		its predecessor (since 1994);
Stamford, CT 06902			Secretary and Chief Legal
Birth Year: 1954			Officer of mutual funds
associated with CAM

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Sector Series Inc. 2005 Annual Report      39

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Sector Series Inc. – Smith Barney Financial Services Fund during the taxable year ended October 31, 2005.

Record Date:	12/14/04
Payable Date:	12/17/04

Qualified Dividend Income for Individuals	100%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100%

Long-Term Capital Gain Dividend	$1.5554

Please retain this information for your records.

40      Smith Barney Sector Series Inc. 2005 Annual Report

Smith Barney Sector Series Inc. Smith Barney Financial Services Fund

DIRECTORS
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Smith Barney Fund
   Management LLC

SUB-ADVISER
Citigroup Asset Management Ltd.

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
PFS Investments, Inc.

CUSTODIAN
State Street Bank and
   Trust Company

TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Sector Series Inc. — Smith Barney Financial Services Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor
 Services, LLC
 Member NASD, SIPC
FD02127 12/05        05-9416

Smith Barney Sector Series Inc.
Smith Barney Financial Services Fund

The Fund is a separate investment fund of the Smith Barney Sector Series Inc., a Maryland corporation.

SMITH BARNEY FINANCIAL SERVICES FUND
 Smith Barney Mutual Funds
 125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,700 in 2004 and $47,700 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Sector Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,200 in 2004 and $13,800 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Sector Series

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Sector Series requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Sector Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Sector Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Sector Series during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Sector Series‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Sector Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Sector Series Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Sector Series Inc.

Date: January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Sector Series Inc.

Date: January 9, 2006

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney Sector Series Inc.

Date: January 9, 2006